UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

MOUNT TAM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-192060	45-3797537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7250 Redwood Boulevard, Suite 300

Novato, California  94925

(425) 214-4079

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 31, 2018, Mount Tam Biotechnologies, Inc. (the “Company”), filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Nevada Secretary of State. Pursuant to the Certificate of Amendment, the Company increased its authorized shares of common stock from 100,000,000 to 200,000,000, par value $0.0001 per share (the “Increase of Authorized Common Stock”). The Certificate of Amendment became effective upon filing. The foregoing description of the Certificate of Amendment does not purport to be complete. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

On May 30, 2018, the holders of a majority of the issued and outstanding voting securities of the Company, acting by written consent pursuant to Section 78.320 of the Nevada Revised Statutes and the Company’s bylaws, approved the following actions (the “Actions”):

(1)  The Increase of Authorized Common Stock and the Certificate of Amendment.

(2)  To permit, but not require, the Board of Directors of the Company to effectuate a reverse stock split of the Company’s common stock, par value $0.0001 per share, by a ratio of not less than one-for-ten (1:10) and not more than one-for-one thousand (1:1,000) (the “Range”), with the exact ratio to be set at a whole number within this Range as determined by the Company’s Board of Directors in its sole discretion at a date on or before July 1, 2019.

Specifically, holders of 28,525,427 shares of common stock, or 52.5% of the issued and outstanding voting securities of the Company, approved the Actions.

Item 7.01 Regulation FD Disclosure.

On May 31, 2018, the Company issued a press release regarding the Actions, which is attached hereto as Exhibit 99.1.

The press release included as Exhibit 99.1 will be deemed to be “furnished” rather than “filed,” pursuant to the rules of the Securities and Exchange Commission

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
99.2	Press Release dated May 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT TAM BIOTECHNOLOGIES, INC.

Date:	May 31, 2018
By:	/s/ Richard Marshak
Name:	Richard Marshak
Title:	Chief Executive Officer